                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    February 21, 2002

                            Merrill Lynch & Co., Inc.
                            -------------------------
             (Exact name of Registrant as specified in its charter)


      Delaware                   1-7182                  13-2740599
--------------------------------------------------------------------------------
    (State or other            (Commission           (I.R.S. Employer
    jurisdiction of            File Number)          Identification No.)
    incorporation)


4 World Financial Center, New York, New York        10080
------------------------------------------------------------

      (Address of principal executive offices)    (Zip Code)



 Registrant's telephone number, including area code: (212) 449-1000
                                                     --------------



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

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Item 5.   Other Events
------    ------------

     Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-52822) filed by Merrill Lynch & Co., Inc. (the "Company") with the Securities and Exchange Commission covering Senior Debt Securities issuable under an indenture dated as of April 1, 1983, as amended through the date hereof, between the Company and JPMorgan Chase Bank (as so amended, the "Indenture"). The Company will issue $70,980,000 aggregate principal amount of 8% Callable STock Return Income DEbt Securities/SM/ due February 23, 2004, payable at maturity with Applied Materials, Inc. common stock, under the Indenture. The exhibits consist of the form of Securities and an opinion of counsel relating thereto.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

                               EXHIBITS

               (4) Instruments defining the rights of security holders, including indentures.

                               Form of Merrill Lynch & Co., Inc.'s 8%
                               Callable STock Return Income DEbt
                               Securities/SM/ due February 23, 2004, payable at maturity with Applied Materials, Inc. common stock.

               (5) & (23)      Opinion re: legality; consent of  counsel.


                               Opinion of Sidley Austin Brown & Wood LLP relating to the 8% Callable STock Return Income DEbt Securities/SM/ due February 23, 2004, payable at maturity with Applied Materials, Inc. common stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).

                                       2

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                        MERRILL LYNCH & CO., INC.
                                        -------------------------
                                                    (Registrant)


                                        By:     /s/ John C. Stomber
                                             -----------------------------------
                                                  John C. Stomber
                                               Senior Vice President
                                                        and
                                                     Treasurer

Date: February 21, 2002

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                            MERRILL LYNCH & CO., INC.



                          EXHIBITS TO CURRENT REPORT ON
                        FORM 8-K DATED FEBRUARY 21, 2002



                                                   Commission File Number 1-7182

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                                  Exhibit Index

Exhibit No.   Description                                                   Page
----------    -----------                                                   ----

(4) Instruments defining the rights of security holders, including indentures.

                 Form of Merrill Lynch & Co., Inc.'s 8% Callable STock Return Income DEbt Securities/SM/ due February 23, 2004, payable at maturity with Applied Materials, Inc. common stock.

(5) & (23)    Opinion re: legality; consent of counsel.

                 Opinion of Sidley Austin Brown & Wood LLP relating to the 8% Callable STock Return Income DEbt Securities/SM/ due February 23, 2004, payable at maturity with Applied Materials, Inc. common stock (including consent for inclusion of such opinion in this report and in Merrill Lynch & Co., Inc.'s Registration Statement relating to such Securities).